Exhibit 99.2

July 1, 2026

Dear Investors,

I am pleased to provide this update on meaningful progress at Patriot Bank and to share terrific news.

On June 30, 2026, the Office of the Comptroller of the Currency terminated its January 14, 2025 Formal Agreement with Patriot Bank. This is a testament to Patriot’s dedicated, capable, and experienced management team. Patriot’s turn-around is now ahead of schedule.

Achieving this milestone enables Patriot’s team to fully focus on building America’s premier bank serving high-net-worth families. We seek to grow with discipline, profitability, and strategic focus as we expand our franchise into key new markets.

The resolution of Patriot’s legacy regulatory issues is expected to benefit shareholders through a materially improved cost structure, enhanced funding access and greater strategic flexibility. Since the beginning of 2025, expenses related to addressing the bank’s Formal Agreement, including the remediation of regulatory deficiencies, totaled over $5 million dollars. We expect these elevated costs for auditors, consultants, advisors, investment bankers, vendors, contractors, and incremental staffing to decline sharply going forward. We also expect our new regulatory status to result in significant reductions in our regulatory and FDIC fees, improved access to wholesale funding at more favorable terms, a return to the primary credit window at the Federal Reserve, and greater flexibility to utilize reciprocal deposits and brokered deposits.

Meanwhile, Patriot will continue to focus on the execution of its growth oriented strategic plan. During the first half of 2026, we grew total assets from $1.1 billion to $1.3 billion. At the same time, new loan originations have exceeded $40 million per month, with an average yield of approximately 7%. Our new loans are generating attractive risk-adjusted returns and strong client relationships. Patriot continues to strategically build its high-net-worth deposit franchise to fund its growing loan portfolio. This includes geographic expansion and an increased focus on core high-net-worth depositors, family offices, investors, and the fiduciaries who serve them.

In California, Patriot recently opened its Beverly Hills location, which already serves more than $100 million in deposits from across Southern California. Our early success in this dynamic market reflects both the strength of the market opportunity and the demand for Patriot’s concierge, relationship-driven banking.

Beverly Hills is also home to our flagship Founders Club lounge. The Founders Club continues to deliver preferred rates, expedited service, and exclusive access to our lounges for our Founder status clients.

We recently announced the expansion of our relationship banking platform in Greenwich, Connecticut and Palm Beach, Florida. Both locations are now led by banking professionals who bring deep client relationships and institutional expertise from their prior experience at First Republic Bank. We plan on opening Founders Club lounges in both locations in the near future.

Our Institutional Banking business also yielded over 25% deposit growth during the first half of the year. However, not everything has been smooth. Patriot has off-boarded some legacy clients who fell short of our financial risk and compliance standards, including one client who filed for bankruptcy after losing its warehouse funding. Patriot has also elected to offer certain institutional clients pricing incentives for longer-term contracts with higher minimums. Each of these steps has reduced Patriot’s near-term profitability and non-interest income in favor of a more durable, lower-risk business model. Our strategic decisions have caused Patriot’s non-interest income to assets ratio to fall short of our +1.0% target. We expect non-interest income to begin to grow again during the second half of the year.

The growth in Patriot’s high-net-worth deposit franchise, coupled with the bank’s improved core earnings, has enabled Patriot to consider opportunities to unlock additional capital through the active disposition of appreciated, non-core assets and to re-evaluate the +$26 million valuation allowance on our deferred tax asset. These opportunities have the potential to materially increase Patriot’s tangible book value and earnings, support further asset growth, improve earnings per share, and strengthen our capital position in the near term.

We believe Patriot’s stock price has been impacted by our recent removal from certain stock indices managed by Russell. Passive index funds have been forced to sell Patriot’s stock as part of the reconstitution of the Russell Indices. Russell’s process concluded, and almost eight million shares of PNBK stock traded, on June 26. We are hopeful that the market will return to valuing our stock based on its fundamentals, including improving profitability, increasing tangible book value, strengthening asset quality, and compelling growth in America’s most attractive markets.

After considering the benefits from the termination of Patriot’s Formal Agreement, the estimated impact of the Russell reconstitution, and the compelling opportunities for Patriot to meaningfully increase our tangible book value over the next several quarters, the Board has decided not to pursue a reverse stock split. Instead, management and the Board remain confident that focusing on execution against Patriot’s strategic plan will result in higher market valuations over time and maximize shareholder value.

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We are confident in our ability to meaningfully scale Patriot. As an initial step, Patriot will seek to grow its assets to $2 billion. We estimate that $700 million in asset growth over current levels could result in over $1 million per month in additional net income. As we grow, we expect our efficiency ratio and profitability to continue to improve.

Looking ahead, Patriot is now operating an increasingly clean, modern platform with an exceptional team, strong capital ratios, and clear momentum in the most attractive high-net-worth markets in the country. The early success of our Beverly Hills location demonstrates that our strategy is resonating with the clients we set out to serve and the team we seek to attract. This increases our conviction to invest in the Greenwich, Palm Beach, and New York markets.

I am proud of what our team is accomplishing and look forward to reporting continued progress as we complete the final steps of our restructuring and accelerate our profitability and growth in the months ahead. With the Formal Agreement behind us, we seek to execute with the same focus and disciplined approach that drove exceptional returns during my time leading Banc of California. The opportunity to build America’s pre-eminent bank for high-net-worth clients is uniquely compelling and rewarding.

Thank you for your continued partnership and support.

Sincerely,

Steven Sugarman

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Forward-Looking Statements

Unless expressly stated otherwise, the business activities, operating initiatives, performance objectives, and other items discussed in this letter refer to Patriot Bank, N.A. and not to Patriot National Bancorp, Inc., the parent holding company of Patriot Bank, N.A.

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, all of which are subject to risks and uncertainties. Forward-looking statements give our current expectations or forecasts of future events. These forward-looking statements generally are identified by the use of words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “will,” “would,” “should,” “could,” “may” or other similar expressions in this letter. These statements are likely to address our growth strategy, financial results, product and service offerings, and other financial measures and key performance indicators. You must carefully consider any such statements and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include a broad variety of other risks and uncertainties, including some that are known and some that are currently not. For a discussion of risks and uncertainties, please refer to the risk factors disclosed in filings made by Patriot National Bancorp, Inc. with the Securities and Exchange Commission.

We base our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that actual outcomes and results may, and are likely to, differ materially from what is expressed, implied or forecast by our forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required under the federal securities laws, we do not have any intention or obligation to update any forward-looking statements after the date of this letter, whether as a result of new information, future events, changes in assumptions, or otherwise.

Any reference in this letter to performance targets, key performance indicators or financial objectives reflect management’s internal objectives and evaluation metrics and do not constitute financial guidance, projections or guarantees of future performance. Our actual performance will depend on a number of factors, including those described above, and may differ materially from any stated financial objectives or performance targets.